                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                      American Capital Bond Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                  American Capital Convertible Securities, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                       American Capital Income Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                         ------------------------------

                NOTICE OF JOINT ANNUAL MEETINGS OF STOCKHOLDERS
                         ------------------------------

                        TO BE HELD ON DECEMBER 14, 1995


          Joint Annual Meetings of Stockholders (the "Meeting") of AMERICAN CAPITAL BOND FUND, INC. ("ACBF"), AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC. ("ACCS") and AMERICAN CAPITAL INCOME TRUST (each a "Fund" and collectively, the "Funds") will be held in the Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas, on December 14, 1995 at 2:00 p.m. for the following purposes:


          1. With respect to each Fund, to elect four directors/trustees (PROPOSAL NO. 1);

          2. With respect to each Fund, to ratify the selection of Ernst & Young LLP as independent auditors for its most recent or current fiscal year (PROPOSAL NO. 2);

          3. With respect to ACBF and ACCS, to approve an amendment to such Fund's Articles of Incorporation changing the name of the Fund (PROPOSAL NO. 3); and

          4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The stock transfer books will not be closed but in lieu thereof, the Board of Directors/Trustees of each Fund has fixed the close of business on October 18, 1995 as the record date for the determination of Stockholders of each Fund entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                    By order of the Boards of
                                    Directors/Trustees

                                    NORI L. GABERT, Secretary

Houston, Texas
October 23, 1995

     EACH OF THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A STOCKHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL BY CALLING (800) 421-5666 OR BY WRITING TO THE FUNDS, 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

     STOCKHOLDERS OF EACH OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, WITH RESPECT TO EACH FUND IN WHICH YOU WERE A STOCKHOLDER AS OF THE RECORD DATE, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

     THE BOARD OF DIRECTORS/TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE


          o IN FAVOR OF THE NOMINEES FOR THE BOARD OF DIRECTORS/TRUSTEES LISTED IN THE PROXY STATEMENT,



          o FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE MOST RECENT OR CURRENT FISCAL YEAR, AND


          o FOR THE APPROVAL OF AMENDMENT TO ACBF'S AND ACCS'S ARTICLES OF INCORPORATION CHANGING THE NAME OF THE FUND.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                         ------------------------------

                             JOINT PROXY STATEMENT
                         ------------------------------

                    FOR THE ANNUAL MEETINGS OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 14, 1995

                                  INTRODUCTION


     This joint proxy statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the "Board"), of each of AMERICAN CAPITAL BOND FUND, INC. ("ACBF"), AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC. ("ACCS") and AMERICAN CAPITAL INCOME TRUST ("ACIT") (each a "Fund" and collectively, the "Funds") of proxies to be voted at the Joint Annual Meetings of Stockholders (the "Meeting") of the Funds to be held in the Auditorium on Level 2 of Transco Tower, 2800 Post Oak Boulevard, Houston, Texas, on December 14, 1995 at 2:00 p.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meetings of Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against all proposals. As used in the Notice of Joint Annual Meetings of Stockholders and as used herein, the term "Directors" shall include Trustees and the term "Stockholders" shall include Shareholders and holders of beneficial interest where the use of the terms "Trustees" or "Shareholders" would otherwise be appropriate. The address and the principal executive offices of each Fund is 2800 Post Oak Boulevard, Houston, Texas 77056.


     The Meeting is scheduled as a joint meeting of the respective Stockholders of the Funds because the stockholders of each of the Funds are expected to consider and vote on similar matters. The Board of each Fund has determined that the use of a joint proxy statement for the Meeting is in the best interest of each of the Funds' Stockholders. In the event that any Stockholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of such Fund's meeting to a time immediately after the Meeting, so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.

     Stockholders of each Fund will vote separately on each of the Proposals and an unfavorable vote on a Proposal by the Stockholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the Stockholders of that Fund. Proposal No. 1 must be approved by a plurality of the shares voting and Proposal No. 2 must be approved by a simple majority of shares voting. As to ACBF and ACCS, Proposal No. 3 must be approved by a majority of the outstanding shares of such Fund. A majority of the outstanding shares of a Fund must be present in person or by proxy to have a quorum to conduct business for such Fund at the Meeting.


     Each Fund will pay the costs of solicitation, including the printing and mailing of the proxy materials. Certain officers, directors and regular and temporary employees of each of the Funds, Van Kampen American Capital Asset Management, Inc. (the "Adviser") and Boston Financial Data Services, Inc. (the "Transfer Agent") (none of whom will receive special compensation therefor), may solicit proxies in person or by telephone, facsimile, telegraph, or mail. Each Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.


     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. With respect to Proposals No. 1 and No. 2, abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on the issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. With respect to Proposal No. 3, abstentions and broker non-votes will have the effect of a vote against an amendment to such Fund's Articles of Incorporation. Unless instructions to the contrary are marked, shares represented by a proxy will be voted "FOR" each Proposal as to which it is entitled to vote. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the applicable Fund at the applicable address indicated above or by voting in person at the meeting.


     The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, the persons named in the enclosed proxy will be permitted to vote thereon in accordance with their best judgment.

     The Board has fixed the close of business on October 18, 1995, as the record date (the "Record Date") for the determination of Stockholders of each Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of each Fund on that date will be entitled to one vote on each matter to be voted on by that Fund for each share held, with no cumulative voting rights.

     The following summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                   PROPOSAL                  AFFECTED FUNDS
                   --------                  --------------
    1. Election of Directors/Trustees......    Each Fund

    2. Ratification of Independent
       Auditors.............................   Each Fund

    3. Amendment to Articles of
       Incorporation Changing Name of
       Fund................................  ACBF and ACCS

     EACH OF THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A STOCKHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL BY CALLING (800) 421-5666 OR BY WRITING TO THE FUNDS, 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

     At the close of business on October 18, 1995, each Fund had outstanding the number of shares set forth below:


                                                   NUMBER OF
                    NAME OF FUND                    SHARES
                    ------------                   ---------
    American Capital
      Bond Fund, Inc............................   11,362,465

    American Capital
      Convertible Securities, Inc...............   3,251,323

    American Capital
      Income Trust..............................   15,290,019


     The enclosed proxy or proxies and this proxy statement are first being sent to Stockholders on or about October 23, 1995.

                               PRINCIPAL HOLDERS

     As of October 18, 1995, to the knowledge of each Fund, no person beneficially owned more than 5% of such Fund's outstanding shares.

                                 PROPOSAL NO. 1

                         WITH RESPECT TO EACH FUND, TO
                              ELECT FOUR DIRECTORS

     Each Fund's Board is divided into three classes of directors, each class serving for three years. The term of one class expires each year and no term shall continue for more than three years after the applicable election. This type of classification may prevent replacement of a majority of the Directors for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940 (the "1940 Act"), Maryland or Massachusetts law, respectively and the By-Laws of each of the Funds.

     It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment. The Funds, however, have no reason to believe that it will be necessary to designate a substitute nominee.

     The following schedule sets forth certain information regarding each Director and nominee, including incumbent Directors whose current terms do not expire in 1995. All nominees have consented to being named in this proxy statement and have agreed to serve if elected.

     Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "Interested" nominee and directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by asterisks.

     All directors and officers as a group owned directly or beneficially less than 1% of each Fund's outstanding shares as of October 18, 1995.

                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                                                                                         SHARES OF THE FUND
                                                                                                         BENEFICIALLY OWNED
                                                                                                                 AT
                                                                  AGE           DIRECTOR SINCE           SEPTEMBER 29, 1995
                                                                  ---     --------------------------   ----------------------------
                                        PRINCIPAL OCCUPATIONS               AC        AC         AC      AC         AC          AC
                                       DURING PAST FIVE YEARS             INCOME  CONVERTIBLE   BOND   INCOME   CONVERTIBLE    BOND
NAME AND ADDRESS OF DIRECTOR          AND PUBLIC DIRECTORSHIPS            TRUST   SECURITIES    FUND   TRUST    SECURITIES     FUND
----------------------------    ------------------------------            ------  -----------   ----   ------   -----------    ----
DONALD M. CARLTON, Ph.D.        President and Chief Executive        58     1992     1992        1992   1,000     500         500
  Radian Corporation              Officer, Radian Corporation
    P.O. Box 201088               (technology/services); Director,
    Austin, TX 78720              The Hartford Steam Boiler
                                  Inspection & Insurance Company
                                  (insurance/engineering services),
                                  National Instrument's Corp;
                                  Central and South West
                                  Corporation.(1)

A. BENTON COCANOUGHER, Ph.D.    Dean of College of Business          57     1993        1993      1993      -0-        -0-      -0-
  Texas A&M University            Administration and Graduate
    College of Business           School of Business, Texas A&M
    Administration                University; Director, Randall's
    601 Blocker Building          Food Markets, Inc.; Director,
    College Station, TX 77843     First American Savings Bank;
                                  formerly Senior Vice President
                                  and Dean, University of
                                  Houston.(1)

ROBERT D. H. HARVEY             Chairman, Maryland Science Center;   75     1988        1978      1970    1,000        252     100
  Nations Bank                    formerly Chairman of the Board,
    10 Light Street               Chief Executive Officer, Vice
    P.O. Box 987                  Chairman of the Board and Member
    MD 4-302-23-02                of the Advisory Board, Maryland
    Baltimore, MD 21203           National, Baltimore, Maryland
                                  (bank holding company).(1)


                                                                                                         SHARES OF THE FUND
                                                                                                         BENEFICIALLY OWNED
                                                                                                                 AT
                                                                  AGE           DIRECTOR SINCE           SEPTEMBER 29, 1995
                                                                  ---     --------------------------   ----------------------------
                                        PRINCIPAL OCCUPATIONS               AC        AC         AC      AC         AC          AC
                                       DURING PAST FIVE YEARS             INCOME  CONVERTIBLE   BOND   INCOME   CONVERTIBLE    BOND
NAME AND ADDRESS OF DIRECTOR          AND PUBLIC DIRECTORSHIPS            TRUST   SECURITIES    FUND   TRUST    SECURITIES     FUND
----------------------------    ------------------------------            ------  -----------   ----   ------   -----------    ----
MILLER UPTON                 Economist; Consultant; Director,     78       1988     1977         1977   272      689          455
  914 Tarrant Drive            American General Series Portfolio
  Fontana, WI 53125            Co. (mutual fund); formerly
                               Director, Home Life Insurance
                               Company of New York, and
                               Household International, Inc.
                               (financial services).(1)(3)




OTHER DIRECTORS


     The other Directors of the Funds whose terms will not expire in 1995 are:

                                                                                                         SHARES OF THE FUND
                                                                                                         BENEFICIALLY OWNED
                                                                                                                 AT
                                                                  AGE           DIRECTOR SINCE           SEPTEMBER 29, 1995
                                                                  ---     --------------------------   ----------------------------
                                        PRINCIPAL OCCUPATIONS               AC        AC         AC      AC         AC          AC
                                       DURING PAST FIVE YEARS             INCOME  CONVERTIBLE   BOND   INCOME   CONVERTIBLE    BOND
NAME AND ADDRESS OF DIRECTOR          AND PUBLIC DIRECTORSHIPS            TRUST   SECURITIES    FUND   TRUST    SECURITIES     FUND
----------------------------    ------------------------------            ------  -----------   ----   ------   -----------    ----
STEPHEN R. GROSS                  Managing Partner and Vice       48       1993      1993       1993    -0-       -0-          -0-
  Gross, Collins & Cress, P.C.      President of Gross, Collins &
    2625 Cumberland Parkway         Cress, P.C. (accounting firm);
    Suite 400                       Director, Charter Bank &
    Atlanta, GA 30339               Trust, Marietta, Georgia.(1)


                                                                                                            SHARES OF THE FUND
                                                                                                            BENEFICIALLY OWNED
                                                                                                                    AT
                                                                    AGE         DIRECTOR SINCE              SEPTEMBER 29, 1995
                                                                    ---   ---------------------------   ----------------------------
                                       PRINCIPAL OCCUPATIONS                AC         AC         AC      AC         AC         AC
                                       DURING PAST FIVE YEARS             INCOME   CONVERTIBLE   BOND   INCOME   CONVERTIBLE   BOND
  NAME AND ADDRESS OF DIRECTOR        AND PUBLIC DIRECTORSHIPS            TRUST    SECURITIES    FUND   TRUST    SECURITIES    FUND
--------------------------------  --------------------------------        ------   -----------   ----   ------   -----------  ------
NORMAN HACKERMAN, Ph.D.           Chairman of the Scientific        83     1988        1983      1983      -0-         -0-     100
  The Robert A. Welch Foundation    Advisory Board, The Robert A.
    4605 Post Oak Place             Welch Foundation (research);
    Suite 200                       Director, Scientific
    Houston, TX 77027               Measurement Systems, Inc.
                                    (industrial tomography),
                                    Medical Polymers, Inc.
                                    (pharmaceuticals), Radian
                                    Corporation (research and
                                    development), Electrosource,
                                    Inc. (lead storage battery
                                    manufacturer), and American
                                    General Series Portfolio Co.
                                    (mutual fund); President
                                    Emeritus, Rice University;
                                    formerly Director, Columbia
                                    Scientific Instruments, Inc.
                                    (design and manufacture of
                                    instruments), Fueltech, Inc.
                                    (combustion), Vista Chemical
                                    Company, Carbon Fuels Corp.
                                    (coal refinery)(1)(3)

ALAN G. MERTEN, Ph.D.             The Anne and Elmer Lindseth Dean  53     1993        1993      1993      -0-         -0-     -0-
  Cornell University                of Johnson Graduate School of
    Johnson Graduate                Management, Cornell
    School of Management            University; Director,
    303 Malott Hall                 Comshare, Inc. (information
    Ithaca, NY 14853                technology) and Tompkins
                                    County Trust Company, Ithaca,
                                    New York; formerly Dean,
                                    College of Business
                                    Administration, University of
                                    Florida.(1)


                                                                                                            SHARES OF THE FUND
                                                                                                            BENEFICIALLY OWNED
                                                                                                                    AT
                                                                    AGE         DIRECTOR SINCE              SEPTEMBER 29, 1995
                                                                    ---   ---------------------------   ----------------------------
                                       PRINCIPAL OCCUPATIONS                AC         AC         AC      AC         AC         AC
                                       DURING PAST FIVE YEARS             INCOME   CONVERTIBLE   BOND   INCOME   CONVERTIBLE   BOND
  NAME AND ADDRESS OF DIRECTOR        AND PUBLIC DIRECTORSHIPS            TRUST    SECURITIES    FUND   TRUST    SECURITIES    FUND
--------------------------------  --------------------------------        ------   -----------   ----   ------   -----------  ------
**STEVEN MULLER, Ph.D.            President Emeritus, The Johns     67     1990        1990      1990      100         100       100
  President Emeritus                Hopkins University; Director,
    The Johns Hopkins University    Alex. Brown & Sons, Inc.,
    Suite 711                       Beneficial Corporation (bank
    1619 Massachusetts Avenue,      holding company), and
    N.W.                            Millipore Corporation (bio-
    Washington, D.C. 20036          technology).(1)

F. ROBERT PAULSEN, Ph.D.          Dean Emeritus and Professor       73     1988        1983      1983    4,000         300     1,000
  2801 N. Indian Ruins              Emeritus of Higher Education,
  Tucson, AZ 85715                  The University of Arizona;
                                    Director, American General
                                    Series Portfolio Co. (mutual
                                    fund).(1)(3)

R. RICHARD PETTIT, Ph.D.          Duncan Professor of Finance,      53     1993        1993      1993      -0-         -0-       -0-
  University of Houston             University of Houston;
    Central Campus                  formerly Hanson Distinguished
    Dept. of Finance                Professor of Business,
    College of Business             University of Washington.(1)
    4800 Calhoun
    Houston, TX 77204

                                                                                                            SHARES OF THE FUND
                                                                                                            BENEFICIALLY OWNED
                                                                                                                    AT
                                                                    AGE          IRECTOR SINCE              SEPTEMBER 29, 1995
                                                                    ---   ---------------------------   ---------------------------
                                       PRINCIPAL OCCUPATIONS                AC         AC         AC      AC         AC         AC
                                       DURING PAST FIVE YEARS             INCOME   CONVERTIBLE   BOND   INCOME   CONVERTIBLE   BOND
  NAME AND ADDRESS OF DIRECTOR        AND PUBLIC DIRECTORSHIPS            TRUST    SECURITIES    FUND   TRUST    SECURITIES    FUND
--------------------------------  --------------------------------        ------   -----------   ----   ------   -----------   ----
*DON G. POWELL                    President, Chief Executive        56     1987        1987      1987      -0-       5,223    -0-
  2800 Post Oak Blvd.               Officer and a Director of
  Houston, TX 77056                 VK/AC Holding, Inc. and Van
                                    Kampen American Capital, Inc.
                                    and Chairman, Chief Executive
                                    Officer and a Director of Van
                                    Kampen American Capital
                                    Distributors, Inc., the
                                    Adviser, Van Kampen American
                                    Capital Investment Advisory
                                    Corp. (the "VK Adviser") and
                                    Van Kampen American Capital
                                    Management, Inc.; Director,
                                    President and Chief Executive
                                    Officer of Van Kampen American
                                    Capital Advisers, Inc. and Van
                                    Kampen American Capital
                                    Exchange Corp.; Director and
                                    Executive Vice President of
                                    Advantage Capital Corporation,
                                    ACCESS Investor Services,
                                    Inc., Van Kampen American
                                    Capital Services, Inc. and Van
                                    Kampen American Capital Trust
                                    Company; Director of McCarthy,
                                    Crisanti & Maffei,
                                    Inc.(1)(2)(3)

                                                                                                            SHARES OF THE FUND
                                                                                                            BENEFICIALLY OWNED
                                                                                                                    AT
                                                                    AGE         DIRECTOR SINCE              SEPTEMBER 29, 1995
                                                                    ---   ---------------------------   ----------------------------
                                       PRINCIPAL OCCUPATIONS                AC         AC         AC      AC         AC         AC
                                       DURING PAST FIVE YEARS             INCOME   CONVERTIBLE   BOND   INCOME   CONVERTIBLE   BOND
  NAME AND ADDRESS OF DIRECTOR        AND PUBLIC DIRECTORSHIPS            TRUST    SECURITIES    FUND   TRUST    SECURITIES    FUND
--------------------------------  --------------------------------        ------   -----------   ----   ------   -----------  ------
ALAN B. SHEPARD, JR.              President, Seven Fourteen         71     1987        1972      1972    4,450         300       200
  Seven Fourteen Enterprises,       Enterprises, Inc.
  Inc.                              (investments); Partner,
    6225 Vector Space Boulevard     Houston Partners (venture
    Titusville, FL 32780            capital); Director and Vice
                                    Chairman, Kwik-Kopy
                                    Corporation (printing);
                                    Director, Allied Waste
                                    Industries (waste
                                    treatment).(1)(3)

BENJAMIN N. WOODSON               Consultant; Director, Financial   87     1987        1972      1972      -0-       1,000     2,000
  American General Corporation      Securities Advisors, Inc.;
    2727 Allen Parkway              Advisory Director, Texas
    Suite 460                       Commerce Bank; formerly
    Houston, TX 77019               Chairman of the Board and
                                    Chief Executive Officer,
                                    American General
                                    Corporation.(1)



---------------

 * Mr. Powell is an interested person, as defined in the 1940 Act, of the Funds and the Adviser by virtue of his affiliation with the Adviser.

** Dr. Muller is an interested person because he is a director of a company which is a registered broker-dealer.


    All officers and directors of each Fund as a group owned shares of the Fund, representing less than 1% of the total shares outstanding at such date, as follows: AC Bond -- 4,455; AC Convertible Securities, Inc. -- 8,364; and AC Income Trust -- 10,822.


(1) A director or trustee of each Fund and trustee of Common Sense Trust, an open-end investment company for which the Adviser serves as an investment adviser.

(2) A trustee of each of the Van Kampen American Capital Funds, the Van Kampen Merritt Series Trust and closed-end investment companies advised by the VK Adviser.

(3) A managing general partner of American Capital Exchange Fund.

OFFICERS OF THE FUNDS

     The following information relates to the executive officers of each Fund who are not Directors of such Fund. Most of the officers also serve as a director, officer or employee of the Adviser. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser. The business address of each officer, except for Messrs. McDonnell and Nyberg, is 2800 Post Oak Blvd., Houston, Texas 77056. Messrs. McDonnell and Nyberg business address is One Parkview Plaza, Oakbrook Terrace, IL 60181.

                        AMERICAN CAPITAL BOND FUND, INC.

                        POSITION WITH     PRINCIPAL OCCUPATION         OFFICER
         NAME              THE FUND      DURING PAST FIVE YEARS   AGE   SINCE
---------------------- ---------------- ------------------------- ---  -------
Nori L. Gabert........ Vice President   Vice President, Associate 42     1991
                         and Corporate    General Counsel and
                         Secretary        Secretary of the
                                          Adviser

Tanya M. Loden........ Vice President   Vice President and        35     1991
                         and Controller   Controller of most of
                                          the investment
                                          companies advised by
                                          the Adviser; formerly
                                          Tax Manager/Assistant
                                          Controller


Dennis J. McDonnell... Vice President   President, Chief          53     1995
                                          Operating Officer and a
                                          Director of the
                                          Adviser, the VK Adviser
                                          and Van Kampen American
                                          Capital Management,
                                          Inc.; Director of VK/AC
                                          Holding, Inc. and Van
                                          Kampen American
                                          Capital, Inc.; Director
                                          of McCarthy, Crisanti &
                                          Maffei, Inc. and
                                          Chairman and a Director
                                          of MCM Asia Pacific
                                          Company, Ltd.;
                                          President, Chief
                                          Executive Officer and a
                                          trustee of certain of
                                          the Van Kampen American
                                          Capital Funds;
                                          President, Chief
                                          Executive Officer and a
                                          trustee of the Van
                                          Kampen Merritt Series
                                          Trust and closed-end
                                          investment companies
                                          advised by the VK
                                          Adviser; Prior to
                                          December, 1991, Senior
                                          Vice President of Van
                                          Kampen Merritt Inc.

                        POSITION WITH     PRINCIPAL OCCUPATION         OFFICER
         NAME              THE FUND      DURING PAST FIVE YEARS   AGE   SINCE
---------------------- ---------------- ------------------------- ---  -------
Curtis W. Morell...... Vice President   Vice President and        49     1976
                         and Treasurer    Treasurer of most of
                                          the investment
                                          companies advised by
                                          the Adviser

Ronald A. Nyberg...... Vice President   Executive Vice President, 42     1995
                                          General Counsel and
                                          Secretary of Van Kampen
                                          American Capital, Inc.;
                                          Executive Vice
                                          President and a
                                          Director of the VK
                                          Adviser and Van Kampen
                                          American Capital
                                          Distributors, Inc.;
                                          Executive Vice
                                          President of the
                                          Adviser; Vice President
                                          and Secretary of
                                          closed-end investment
                                          companies advised by
                                          the VK Adviser;
                                          Director of ICI Mutual
                                          Insurance Co., a
                                          provider of insurance
                                          to members of the
                                          Investment Company
                                          Institute.

Robert C. Peck, Jr.... Vice President   Senior Vice President and 49     1987
                                          Director of the Adviser

David R. Troth........ Vice President   Senior Investment Vice    61     1986
                                          President of the
                                          Adviser

J. David Wise......... Vice President   Vice President, Associate 52     1987
                         and Assistant    General Counsel and
                         Corporate        Assistant Corporate
                         Secretary        Secretary of the
                                          Adviser

Paul R. Wolkenberg.... Vice President   Senior Vice President of  50     1990
                                          the Adviser; President,
                                          Chief Operating Officer
                                          and Director of Van
                                          Kampen American Capital
                                          Services, Inc.;
                                          Executive Vice
                                          President, Chief
                                          Operating Officer and
                                          Director of Van Kampen
                                          American Capital Trust
                                          Company; Executive Vice
                                          President and Director
                                          of ACCESS Investor
                                          Services, Inc.

                         AMERICAN CAPITAL INCOME TRUST

                        POSITION WITH     PRINCIPAL OCCUPATION         OFFICER
         NAME              THE FUND      DURING PAST FIVE YEARS   AGE   SINCE
---------------------- ---------------- ------------------------- ---  -------
Ellis S. Bigelow...... Vice President   Senior Investment Vice    42     1988
                                          President of the
                                          Adviser

                        POSITION WITH     PRINCIPAL OCCUPATION         OFFICER
         NAME              THE FUND      DURING PAST FIVE YEARS   AGE   SINCE
---------------------- ---------------- ------------------------- ---  -------
Nori L. Gabert........ Vice President   Vice President, Associate 42     1991
                         and Secretary    General Counsel and
                                          Secretary of the
                                          Adviser

Tanya M. Loden........ Vice President   Vice President and        35     1991
                         and Controller   Controller of most of
                                          the investment
                                          companies advised by
                                          the Adviser; formerly
                                          Tax Manager/Assistant
                                          Controller

Dennis J. McDonnell... Vice President   President, Chief          53     1995
                                          Operating Officer and a
                                          Director of the
                                          Adviser, the VK Adviser
                                          and Van Kampen American
                                          Capital Management,
                                          Inc.; Director of VK/AC
                                          Holding, Inc. and Van
                                          Kampen American
                                          Capital, Inc.; Director
                                          of McCarthy, Crisanti &
                                          Maffei, Inc. and
                                          Chairman and a Director
                                          of MCM Asia Pacific
                                          Company, Ltd.;
                                          President, Chief
                                          Executive Officer and a
                                          trustee of certain of
                                          the Van Kampen American
                                          Capital Funds;
                                          President, Chief
                                          Executive Officer and a
                                          trustee of the Van
                                          Kampen Merritt Series
                                          Trust and closed-end
                                          investment companies
                                          advised by the VK
                                          Adviser; Prior to
                                          December, 1991, Senior
                                          Vice President of Van
                                          Kampen Merritt Inc.

Curtis W. Morell...... Vice President   Vice President and        49     1987
                         and Treasurer    Treasurer of most of
                                          the investment
                                          companies advised by
                                          the Adviser

                        POSITION WITH     PRINCIPAL OCCUPATION         OFFICER
         NAME              THE FUND      DURING PAST FIVE YEARS   AGE   SINCE
---------------------- ---------------- ------------------------- ---  -------
Ronald A. Nyberg ..... Vice President   Executive Vice President, 42     1995
                                          General Counsel and
                                          Secretary of Van Kampen
                                          American Capital, Inc.;
                                          Executive Vice
                                          President and a
                                          Director of the VK
                                          Adviser and Van Kampen
                                          American Capital
                                          Distributors, Inc.;
                                          Executive Vice
                                          President of the AC
                                          Adviser; Vice President
                                          and Secretary of
                                          closed-end investment
                                          companies advised by
                                          the VK Adviser;
                                          Director of ICI Mutual
                                          Insurance Co., a
                                          provider of insurance
                                          to members of the
                                          Investment Company
                                          Institute.
Robert C. Peck,        Vice President   Senior Vice President,    49     1988
  Jr. ................                    and Director of the
                                          Adviser

J. David Wise......... Vice President   Vice President, Associate 52     1987
                         and Assistant    General Counsel and
                         Secretary        Assistant Corporate
                                          Secretary

Paul R. Wolkenberg.... Vice President   Senior Vice President of  50     1990
                                          the Adviser; President,
                                          Chief Operating Officer
                                          and Director of Van
                                          Kampen American Capital
                                          Services, Inc.;
                                          Executive Vice
                                          President, Chief
                                          Operating Officer and
                                          Director of Van Kampen
                                          American Capital Trust
                                          Company; Executive Vice
                                          President and Director
                                          of ACCESS Investor
                                          Services, Inc.

                 AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC.

                                          PRINCIPAL OCCUPATION
                        POSITION WITH     DURING THE PAST FIVE         OFFICER
         NAME              THE FUND               YEARS           AGE   SINCE
---------------------- ---------------- ------------------------- ---  -------
James H. Behrmann..... Vice President   Vice President--Portfolio 52     1984
                                          Manager of the Adviser

Nori L. Gabert........ Vice President   Vice President, Associate 42     1991
                         and Corporate    General Counsel and
                         Secretary        Secretary of the
                                          Adviser

                                          PRINCIPAL OCCUPATION
                        POSITION WITH     DURING THE PAST FIVE         OFFICER
         NAME              THE FUND               YEARS           AGE   SINCE
---------------------- ---------------- ------------------------- ---  -------
Tanya M. Loden........ Vice President   Vice President and        35     1991
                         and Controller   Controller of most of
                                          the investment
                                          companies advised by
                                          the Adviser; formerly
                                          Tax Manager/Assistant
                                          Controller

Dennis J.              Vice President   President, Chief          53     1995
  McDonnell ..........                    Operating Officer and a
                                          Director of the AC
                                          Adviser, the Adviser
                                          and Van Kampen American
                                          Capital Management,
                                          Inc. Director of VK/AC
                                          Holding, Inc. and Van
                                          Kampen American
                                          Capital, Inc.; Director
                                          of McCarthy, Crisanti &
                                          Maffei, Inc. and
                                          Chairman and a Director
                                          of MCM Asia Pacific
                                          Company, Ltd.
                                          President, Chief
                                          Executive Officer and a
                                          trustee of certain of
                                          the Van Kampen American
                                          Capital Funds;
                                          President, Chief
                                          Executive Officer and a
                                          trustee of the Van
                                          Kampen Merritt Series
                                          Trust and closed-end
                                          investment companies
                                          advised by the VK
                                          Adviser; Prior to
                                          December, 1991, Senior
                                          Vice President of Van
                                          Kampen Merritt Inc.

Curtis W. Morell...... Vice President   Vice President and        49     1976
                         and Treasurer    Treasurer of most of
                                          the investment
                                          companies advised by
                                          the Adviser

                                          PRINCIPAL OCCUPATION
                        POSITION WITH     DURING THE PAST FIVE         OFFICER
         NAME              THE FUND               YEARS           AGE   SINCE
---------------------- ---------------- ------------------------- ---  -------
Ronald A. Nyberg ..... Vice President   Executive Vice President, 42     1995
                                          General Counsel and
                                          Secretary of Van Kampen
                                          American Capital, Inc.;
                                          Executive Vice
                                          President and a
                                          Director of the VK
                                          Adviser and Van Kampen
                                          American Capital
                                          Distributors, Inc.;
                                          Executive Vice
                                          President of the
                                          Adviser; Vice President
                                          and Secretary of
                                          closed-end investment
                                          companies advised by
                                          the VK Adviser;
                                          Director of ICI Mutual
                                          Insurance Co., a
                                          provider of insurance
                                          to members of the
                                          Investment Company
                                          Institute.

Alan T. Sachtleben.... Vice President   Executive Vice President  53     1987
                                          and Director of VK/AC
                                          Holding, Inc. Van
                                          Kampen American
                                          Capital, Inc. and the
                                          VK Adviser; Executive
                                          Vice President and
                                          Director of the Adviser

J. David Wise......... Vice President   Vice President, Associate 52     1988
                         and Assistant    General Counsel
                         Corporate        Assistant Corporate
                         Secretary        Secretary of the
                                          Adviser

Paul R. Wolkenberg.... Vice President   Senior Vice President of  50     1990
                                          the Adviser; President,
                                          Chief Operating Officer
                                          and Director of Van
                                          Kampen American Capital
                                          Services, Inc.;
                                          Executive Vice
                                          President, Chief
                                          Operating Officer and
                                          Director of Van Kampen
                                          American Capital Trust
                                          Company; Executive Vice
                                          President and Director
                                          of ACCESS Invester
                                          Services, Inc.


     The address of the Adviser is 2800 Post Oak Boulevard, Houston, Texas 77056. The Funds are not publicly distributed, and therefore, do not have an active underwriter.

REMUNERATION PAID TO DIRECTORS


     No remuneration is paid by a Fund to a Director who is an affiliated person of the Adviser. Directors who are not affiliated with the Adviser are compensated by each Fund and reimbursed for out-of-pocket expenses. A Director on the Board of ACBF is compensated at the annual rate of $2,240 plus $144 for each Board and committee meeting attended. A Director on the Board of ACIT is compensated at the annual rate of $1,960 plus $112 for each Board and committee meeting attended. A Director on the Board of ACCS is compensated at the annual rate of $1,760 plus $102 for each Board and committee meeting attended. The Directors also receive compensation for serving in similar capacities for a number of other funds advised by the Adviser as indicated in the notes to the foregoing table.


     Additional information regarding compensation paid by each Fund and the related mutual funds for which the Directors serve as directors, trustees or managing general partners noted above is set forth below. The compensation shown for the Funds and the total compensation shown for the Funds and other related mutual funds is for the calendar year ended December 31, 1994. Mr. Powell is not compensated for his service as Director because of his affiliation with the Adviser.

                               COMPENSATION TABLE

                                                             ESTIMATED
                                              PENSION OR       ANNUAL      TOTAL(1)
                              AGGREGATE       RETIREMENT      BENEFITS   COMPENSATION
                             COMPENSATION  BENEFITS ACCRUAL   PER FUND   FROM THE FUND
                              FROM EACH    PER FUND AS PART     UPON     COMPLEX PAID
     DIRECTOR/TRUSTEE            FUND      OF FUND EXPENSES  RETIREMENT   TO TRUSTEES
---------------------------  ------------  ----------------  ----------  -------------
Dr. Donald M. Carlton......        (2)             0              0          40,000
Dr. A Benton Cocanougher...        (2)             0              0          40,000
Stephen R. Gross...........        (2)             0              0          44,000
Dr. Norman Hackerman.......        (2)             0              0          49,750
Robert D. H. Harvey........        (2)             0              0          44,000
Dr. Alan G. Merten.........        (2)             0              0          38,000
Dr. Steven Muller..........        (2)             0              0          40,000
Dr. F. Robert Paulsen......        (2)             0              0          54,750
Dr. R. Richardson Pettit...        (2)             0              0          40,000
Alan B. Shepard, Jr........        (2)             0              0          51,000
Miller Upton...............        (2)             0              0          49,750
Benjamin N. Wootson........        (2)             0              0          40,000

---------------

(1) Reflects fourteen investment companies in the Fund complex.

(2) The Aggregate Compensation from each Fund during its 1994 fiscal year is shown in Appendix A.

STANDING COMMITTEES

     Each Fund has a Nominating Committee, the functions of which are (a) selecting and recommending to the Board nominees for election as directors and
(b) proposing and recommending to the Board the terms of compensation for directors. The committee consists of Messrs. Cocanougher, Hackerman, Muller, Paulsen and Upton. With respect to ACBF, the committee held two meetings during the last fiscal year. With respect to ACCS and ACIT, the committee held one meeting during the last fiscal year. The committee is prepared to review nominations from Stockholders to fill directorships in written communications addressed to the committee at the applicable Fund's headquarters, although the committee expects to be able to identify from its own resources an ample number of qualified candidates.


     Each Fund has an Audit Committee which makes recommendations to the Board concerning the selection of each Fund's independent auditors, reviews with such auditors the scope and results of the annual audit and considers any comments which the auditors may have regarding such Fund's financial statements or books of account. The committee consists of Messrs. Gross, Harvey, Paulsen and Shepard. The committee held two meetings during the last fiscal year.


     With respect to ACBF, the Board met six times during the last fiscal year. With respect to ACCS and ACIT, the board met seven times during the last fiscal year. During such fiscal year all directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served.

                                 PROPOSAL NO. 2

                         WITH RESPECT TO EACH FUND, TO
                            RATIFY THE SELECTION OF
               ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR ITS
                       MOST RECENT OR CURRENT FISCAL YEAR

     Ernst & Young LLP has been selected by the Board as independent auditors for the current fiscal year by vote of a majority of the Fund's directors who are not interested persons of the Fund as defined in the 1940 Act. Such selection was recommended by the Audit Committee of the Board. The employment is conditioned on the right of each Fund to terminate the employment without penalty by a vote of a majority of the outstanding voting shares. Such selection by the Board is submitted to the Stockholders for their ratification or rejection.

     Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement, if they so desire, and such representatives are expected to be available to respond to any appropriate questions from Stockholders.

     THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                 PROPOSAL NO. 3

WITH RESPECT TO ACBF AND ACCS, PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE NAME OF THE FUND


     The Board of ACBF and ACCS has approved, subject to stockholder approval, an amendment to each Fund's Articles of Incorporation changing the name of each Fund from American Capital Bond Fund, Inc. and American Capital Convertible Securities, Inc. to Van Kampen American Capital Bond Fund, Inc. and Van Kampen American Capital Convertible Securities, Inc., respectively.


     The purpose of the proposed name change is to clearly identify each Fund as part of the Van Kampen American Capital family of funds. The name of almost all the other investment companies whose investment adviser is the Adviser have been changed to add "Van Kampen" at the beginning of their names, in keeping with a change in the name of the Adviser to "Van Kampen American Capital Asset Management, Inc."


     Article SECOND of ACBF's Articles of Incorporation currently reads as follows:


          The name of the corporation (hereinafter called the "Corporation") is American Capital Bond Fund, Inc.

          The Corporation is one of a number of investment companies with the same investment adviser each of which is adopting the words "American Capital" as part of its name. The Corporation acknowledges that it has the non-exclusive right to the use of the words "American Capital" as part of the name of other investment companies, whether now in existence or hereafter created, which are members of the American Capital Group of investment companies and consents to the adoption of the words "American Capital" as part of the name of its investment adviser and affiliated companies. The foregoing acknowledgement and consent on the part of the corporation is hereby made binding upon its shareholders and creditors and all other persons claiming under or through it.


     It is proposed that Article SECOND of ACBF's Articles of Incorporation be amended to read as follows:

          "The name of the corporation (which is hereinafter called the "Corporation") is:

          "Van Kampen American Capital Bond Fund, Inc."



          Van Kampen American Capital, Inc. ("Van Kampen American Capital") has consented to the use by the Corporation to the identifying words "Van Kampen" or "Van Kampen Merritt" or any combination thereof in the name of the Corporation. Such consent is conditioned upon the Corporation's employment of Van Kampen American Capital, its successors or a subsidiary or affiliate thereof as investment adviser to the Corporation. As between Van Kampen American Capital and the Corporation, Van Kampen American Capital shall control the use of such name insofar as such name contains the identifying words "Van Kampen" or "Van Kampen Merritt". Van Kampen American Capital may from time to time use the identifying words "American Capital," "Van Kampen" or "Van Kampen Merritt" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Van Kampen American Capital may require the Corporation to cease using the identifying words "Van Kampen", "Van Kampen Merritt" or "American Capital" in the name of the Corporation if the Corporation ceases to employ Van Kampen American Capital, its successors or a subsidiary or affiliate thereof as investment adviser.


     Article SECOND of ACCS's Articles of Incorporation currently reads as follows:

          The name of the corporation (hereinafter called the "Corporation") is American Capital Convertible Securities, Inc.

          The Corporation is one of a number of investment companies with the same investment adviser each of which is adopting the words "American Capital" as part of its name. The Corporation acknowledges that it has the non-exclusive right to the use of the words "American Capital" as part of the name of other investment companies, whether now in existence or hereafter created, which are members of the American Capital Group of investment companies and consents to the adoption of the words "American Capital" as part of the name of its investment adviser and affiliated companies. The foregoing acknowledgement and consent on the part of the corporation is hereby made binding upon its shareholders and creditors and all other persons claiming under or through it.

     It is proposed that Article SECOND of ACCS's Articles of Incorporation be amended to read as follows:

          "The name of the corporation (which is hereinafter called the "Corporation") is:


          "Van Kampen American Capital Convertible Securities, Inc."



          Van Kampen American Capital, Inc. ("Van Kampen American Capital") has consented to the use by the Corporation to the identifying words "Van Kampen" or "Van Kampen Merritt" or any combination thereof in the name of the Corporation. Such consent is conditioned upon the Corporation's employment of Van Kampen American Capital, its successors or a subsidiary or affiliate thereof as investment adviser to the Corporation. As between Van Kampen American Capital and the Corporation, Van Kampen American Capital shall control the use of such name insofar as such name contains the identifying words "Van Kampen" or "Van Kampen Merritt". Van Kampen American Capital may from time to time use the identifying words "American Capital," "Van Kampen" or "Van Kampen Merritt" in other connections and for other purposes, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. Van Kampen American Capital may require the Corporation to cease using the identifying words "Van Kampen", "Van Kampen Merritt" or "American Capital" in the name of the Corporation if the Corporation ceases to employ Van Kampen American Capital, its successors or a subsidiary or affiliate thereof as investment adviser.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF EACH FUND APPROVE THE PROPOSED NAME CHANGE. If Stockholders do not approve this proposal, each Fund's name will remain the same.

     Pursuant to the authority conferred upon the Directors of ACIT in the Agreement and Declaration of Trust, the Directors have approved changing the name of the Fund to "Van Kampen American Capital Income Trust."

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1996 Annual Meeting of the Stockholders of each of the Funds that holds annual meetings must be received by June 26, 1996 to be included in the proxy statement and the form of proxy relating to that meeting.

                                 OTHER MATTERS

     The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters. Any financial statements accompanying this proxy statement are for informational purposes only, do not constitute soliciting material and are not incorporated herein.

     All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                    By order of the Board of
                                    Directors/Trustees

                                    NORI L. GABERT, Secretary

October 23, 1995

                                                                      APPENDIX A

                 1994 AGGREGATE COMPENSATION FROM EACH FUND(1)

     The following schedule sets forth certain information regarding compensation paid to each incumbent directors by or on behalf of each Fund during its respective 1994 fiscal year. There is no Pension or Retirement Plan in effect with respect to the directors of each Fund.

                                                   AGGREGATE COMPENSATION FROM
                                                           EACH AC FUND
                                                   FOR MOST RECENT FISCAL YEAR
                                   ------------------------------------------------------------
            FUND NAME              CARLTON   COCANOUGHER    GROSS   HACKERMAN   HARVEY   MERTEN   MULLER   PAULSEN   PETTIT
---------------------------------- -------   ------------   -----   ---------   ------   ------   ------   -------   ------
Bond Fund.........................  2,895        2,895      3,225     2,895     3,225    2,710    2,895     3,260    2,895
Convertible Securities Fund.......  2,575        2,575      2,865     2,575     2,865    2,429    2,575     2,927    2,574
Income Trust......................  2,796        2,796      3,111     2,796     3,111    2,641    2,796     3,179    2,641

                                                                 TOTAL
                                                                COMPEN-
                                                                SATION
                                                                PAID BY
                                                                 FUND
                                                                  AND
                                                                 OTHER
            FUND NAME               SHEPARD   UPTON   WOODSON   PERSONS
----------------------------------  -------   -----   -------   -------
Bond Fund.........................   3,295    2,895    2,605    35,690
Convertible Securities Fund.......   2,785    2,575    2,575    31,895
Income Trust......................   3,019    2,796    2,796    34,478

 .

(1) Mr. Powell is an affiliated person of the Adviser and does not receive compensation directly from the Funds.

                        AMERICAN CAPITAL INCOME TRUST

By signing this Proxy card, I hereby appoint Don G. Powell, Ronald A. Nyberg, and Nori L. Gabert, or any of them, Proxies to vote at American Capital Income Trust's Annual Meeting of Stockholders on December 14, 1995 and any adjournment or postponements thereof on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of Meeting and the Proxy Statement, receipt of which is acknowledged. THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.

THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE YOUR SHARES FOR ALL PROPOSALS.

-------------------------------------------------------------------------------
PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

[ X ]   PLEASE MARK VOTES
        AS IN THIS EXAMPLE
                                                                 With-  For All
                                                          For    hold   Except
                               1) Election of Trustees.   [  ]   [  ]    [  ]
            AMERICAN CAPITAL
             INCOME TRUST          DONALD M. CARLTON; A. BENTON COCANOUGHER;
                                      ROBERT D.H. HARVEY; MILLER UPTON

                                  IF YOU DO NOT WISH YOUR SHARES VOTED "FOR"
                                  A PARTICULAR NOMINEE, MARK THE "FOR ALL
                                  EXCEPT" BOX AND STRIKE A LINE THROUGH THE
                                  NOMINEE(S) NAME. YOUR SHARES WILL BE VOTED
                                  FOR THE REMAINING NOMINEE(S).

                                                          For   Against  Abstain
                               2) To ratify the selection [  ]   [  ]     [  ]
                                  of Ernst & Young LLP as
                                  independent auditors.



  Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------------



------ Shareholder sign here --------------- Co-owner sign here ----------------

Mark box at right if comments or address change has
been noted on the reverse side of this card.               [  ]

                             RECORD DATE SHARES:

                AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC.

By signing this Proxy card, I hereby appoint Don G. Powell, Ronald A. Nyberg, and Nori L. Gabert, or any of them, Proxies to vote at American Capital Convertible Securities, Inc.'s Annual Meeting of Stockholders on December 14, 1995 and any adjournment or postponements thereof on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of Meeting and the Proxy Statement, receipt of which is acknowledged. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE YOUR SHARES FOR ALL PROPOSALS.

-------------------------------------------------------------------------------
PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

[ X ]   PLEASE MARK VOTES
        AS IN THIS EXAMPLE
                                                                 With-  For All
                                                           For   hold   Except
                              1) Election of Directors.    [  ]  [  ]    [  ]
        AMERICAN CAPITAL
 CONVERTIBLE SECURITIES, INC.     DONALD M. CARLTON; A. BENTON COCANOUGHER;
                                      ROBERT D.H. HARVEY; MILLER UPTON

                                 IF YOU DO NOT WISH YOUR SHARES VOTED "FOR"
                                 A PARTICULAR NOMINEE, MARK THE "FOR ALL
                                 EXCEPT" BOX AND STRIKE A LINE THROUGH THE
                                 NOMINEE(S) NAME. YOUR SHARES WILL BE VOTED
                                 FOR THE REMAINING NOMINEE(S).

                                                           For  Against  Abstain
                              2) To ratify the selection   [  ]   [  ]     [  ]
                                 of Ernst & Young LLP as
                                 independent auditors.

                              3) Proposed Amendment to the [  ]   [  ]     [  ]
                                 Articles of Incorporation
                                 changing the name of the
                                 Fund.



  Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------------



------ Shareholder sign here --------------- Co-owner sign here ----------------

Mark box at right if comments or address change has
been noted on the reverse side of this card.               [  ]

                             RECORD DATE SHARES:

                       AMERICAN CAPITAL BOND FUND, INC.

By signing this Proxy card, I hereby appoint Don G. Powell, Ronald A. Nyberg, and Nori L. Gabert, or any of them, Proxies to vote at American Capital Bond Fund, Inc.'s Annual Meeting of Stockholders on December 14, 1995 and any adjournment or postponements thereof on matters which may properly come before the Annual Meeting, in accordance with and as more fully described in the Notice of Meeting and the Proxy Statement, receipt of which is acknowledged. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICES ON THIS CARD, THE PROXIES WILL VOTE YOUR SHARES FOR ALL PROPOSALS.

-------------------------------------------------------------------------------
PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

_____________________________________     _____________________________________

_____________________________________     _____________________________________

_____________________________________     _____________________________________

[ X ]   PLEASE MARK VOTES
        AS IN THIS EXAMPLE
                                                                 With-  For All
                                                           For   hold   Except
                              1) Election of Directors.    [  ]  [  ]    [  ]
        AMERICAN CAPITAL
         BOND FUND, INC.           DONALD M. CARLTON; A. BENTON COCANOUGHER;
                                       ROBERT D.H. HARVEY; MILLER UPTON

                                 IF YOU DO NOT WISH YOUR SHARES VOTED "FOR"
                                 A PARTICULAR NOMINEE, MARK THE "FOR ALL
                                 EXCEPT" BOX AND STRIKE A LINE THROUGH THE
                                 NOMINEE(S) NAME. YOUR SHARES WILL BE VOTED
                                 FOR THE REMAINING NOMINEE(S).

                                                           For  Against  Abstain
                              2) To ratify the selection   [  ]   [  ]     [  ]
                                 of Ernst & Young LLP as
                                 independent auditors.

                              3) Proposed Amendment to the [  ]   [  ]     [  ]
                                 Articles of Incorporation
                                 changing the name of the
                                 Fund.



  Please be sure to sign and date this Proxy.        Date
--------------------------------------------------------------------------------



------ Shareholder sign here --------------- Co-owner sign here ----------------

Mark box at right if comments or address change has
been noted on the reverse side of this card.               [  ]

                             RECORD DATE SHARES:

Stockholder letter accompanying the closed-end fund proxy:


                                                               [VKAC LOGO]


October 23, 1995

Dear American Capital Closed-End Fund Stockholder:

As you may know, American Capital Management & Research Inc., the parent of your fund's investment adviser, merged with The Van Kampen Merrit Companies, Inc. in late December 1994. The combined entity was renamed Van Kampen American Capital, Inc.

As part of our continuing effort to integrate operations under Van Kampen American Capital, we are proposing that your fund be renamed. Additionally, the enclosed proxy seeks your approval on several items related to your fund.

The proposals have been approved by the Directors of each fund who recommed you vote "FOR APPROVAL" on these proposals. Your immediate response is important, as it will help save on the costs of additional solicitations.

We look forward to your participation in the affairs of your fund and thank you for your continued confidence in Van Kampen American Capital.

Sincerely





Don G. Powell
Chief Executive Officer